Going Concern	6 Months Ended
Jun. 30, 2013
Going Concern [Abstract]
Going Concern

3. Going Concern

As of June 30, 2013, the Company was in compliance with the financial and security ratio covenants contained in its loan agreements, as discussed in Note 8.

On January 1, 2014, several of the waivers obtained following the completion of the Company’s debt restructuring expire (refer to Note 9 of the Company’s consolidated financial statements for the year ended December 31, 2012 included in the Company’s Annual Report).

Given the current drybulk market, it is probable that the Company will not be in compliance with the EBITDA coverage ratio contained in one of its loan and credit facilities, as of March 31, 2014 and June 30, 2014, unless the chartering market experiences a significant improvement between now and then. As a result of the cross default provisions included in the Company’s loan agreements, actual breaches existing under its credit facilities could result in defaults under all of the Company’s debt and the acceleration of such debt by its lenders, thus, as of June 30, 2013, the Company has classified as current its long-term debt and the associated restricted cash, deferred financing fees and interest rate swap assets and liabilities as discussed in Note 8.

The Company is currently in negotiations with its respective lender to extend the waiver period of the aforementioned covenant. As management believes that the negotiations will be successful and that the Company’s lenders will not demand payment of the loans before their maturity, the accompanying interim condensed consolidated financial statements were prepared assuming that the Company will continue as a going concern. Therefore, the accompanying unaudited interim condensed consolidated financial statements do not include any adjustments relating to the recoverability and classification of recorded assets and liabilities, or any other adjustments that might result in the event the Company is unable to continue as a going concern.